SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    April 4, 2001
                                                 -------------------------------




                                KWIKWEB.COM, INC
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Nevada                          0-25433                 88-0377089
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


374 NORTH COAST HIGHWAY 101, SUITE F-14, ENCINITAS, CALIFORNIA     92024
--------------------------------------------------------------   ---------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


Registrant's telephone number, including area code: (760) 436-5436
                                                    --------------


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         ACQUISITION OF ASSETS OF SENIORS.COM, INC. Effective April 4, 1999, we acquired certain assets of Seniors.com, Inc., a Delaware corporation, which relate to the Internet consumer information portal, www.seniors.com. The portal is an online destination for Internet users over the age of 50, and currently offers an engaging host of activities, articles, tools for living, and community forums. We intend to operate and grow the Seniors.com website to become an inclusive, valuable, and definitive online destination for people over the age of 50. The website is currently one of the most visited senior oriented portals on the Internet.

         We paid $65,000 in cash for the assets, which include the Internet domain name "www.seniors.com," certain databases, content and software codes. The purchase price was determined by negotiations between us and Seniors.com, Inc. and was funded by an advance to us by our chairman, H. Page Howe.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5. OTHER EVENTS.

         Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  --------------------------------------------

                  Any financial statements which may be required by Item 310(c) of Regulation S-B in connection with the acquisition of the assets of Seniors.com described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (b)      Pro forma financial information.
                  -------------------------------

                  Any pro forma financial information which may be required by
Item 310(d) of Regulation S-B with the acquisition of the assets of Seniors.com described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (c)      Exhibits.
                  ---------

                  2.1 Asset Purchase Agreement made and entered into as of April 4, 2001 by and between Internet Properties Development Corp. and Seniors.com, Inc.

ITEM 8. CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KWIKWEB.COM, INC.
                                                 (Registrant)


Date:  April 19, 2001                            By:/s/ Matthew I. Hayes
                                                    ---------------------------
                                                    Matthew I. Hayes, President